NEWS RELEASE

For Immediate Release                   Contact:         William W. Sherertz
                                                         President and
                                                         Chief Executive Officer

                                        Telephone:       (503) 220-0988

                         BARRETT BUSINESS SERVICES, INC.
                ANNOUNCES FOURTH QUARTER 2002 OPERATING RESULTS,
                            RESTATEMENT OF REVENUES,
                  PROGRESS TOWARDS BANK CREDIT FACILITY RENEWAL
                     AND SCHEDULES INVESTOR CONFERENCE CALL

     PORTLAND, OREGON, March 19, 2003 - Barrett Business Services, Inc. (Nasdaq trading symbol: "BBSI") reported today a net loss of $993,000 for the fourth quarter ended December 31, 2002, an improvement of $1,276,000 from a net loss of $2,269,000 for the fourth quarter of 2001. The diluted loss per share for the 2002 fourth quarter was $(.17) as compared to a diluted loss per share of $(.38) for the same quarter a year ago. The net loss for 2002 totaled $1,353,000, an improvement of $1,069,000 over the 2001 net loss of $2,422,000.

     The Company and several other publicly-traded PEO companies have determined to restate PEO revenues based upon Emerging Issues Task Force Issue No. 99-19, "Reporting Revenues Gross as a Principal versus Net as an Agent" ("EITF 99-19"). The restatement is predicated upon the determination that a PEO company is not the primary obligor of the direct payroll costs of its PEO employees. Under the Company's new "net revenue" reporting for PEO services, the salaries and wages of PEO employees are no longer recognized as revenue components by "netting" such costs against PEO revenues. The Company will provide comparative financial information within its future public filings and disclosures. Pursuant to this restatement, total revenues for the fourth quarter ended December 31, 2002 amounted to $25.7 million, a decrease of approximately $6.5 million or 20.2% from the $32.2 million for the same quarter in 2001. Total revenues for 2002 were $109.3 million, a decrease of approximately $30.1 million or 21.6% from the $139.4 million for 2001. The new application of EITF 99-19 has no effect on gross margin dollars, net income, cash flows, working capital and shareholders' equity amounts previously reported, and will not affect such amounts in future periods.

     The following statements of operations are based upon the Company's newly adopted revenue recognition accounting policy of "net revenue" reporting for PEO revenues pursuant to EITF 99-19:

Barrett Business Services, Inc.
News Release - 4th Quarter 2002
March 19, 2003

                                                                             (Unaudited)                       (Unaudited)
                                                                        Fourth Quarter Ended                   Year Ended
                                                                            December 31,                       December 31,
                                                                   ------------------------------    -------------------------------
                                                                                       Restated                           Restated
                    Results of Operations                               2002             2001             2002              2001
---------------------------------------------------------------    --------------    ------------    --------------    -------------
  (in thousands, except per share amounts)
Revenues:
  Staffing services                                                      $22,561         $28,351          $ 96,750         $123,110
  Professional employer service fees                                       3,153           3,889            12,558           16,281
                                                                   --------------    ------------    --------------    -------------
      Total revenues                                                      25,714          32,240           109,308          139,391
                                                                   --------------    ------------    --------------    -------------
Cost of revenues:
  Direct payroll costs                                                    16,674          20,931            71,515           90,750
  Payroll taxes and benefits                                               3,223           3,841            14,062           17,635
  Workers' compensation                                                    3,364           5,927             8,766           12,971
                                                                   --------------    ------------    --------------    -------------
      Total cost of revenues                                              23,261          30,699            94,343          121,356
                                                                   --------------    ------------    --------------    -------------
Gross margin                                                               2,453           1,541            14,965           18,035
Selling, general and administrative expenses                               3,753           4,468            16,008           18,737
Depreciation and amortization                                                280             808             1,162            3,277
                                                                   --------------    ------------    --------------    -------------

Loss from operations                                                      (1,580)         (3,735)           (2,205)          (3,979)
Other (expense) income, net                                                  (46)              6               (40)             (17)
                                                                   --------------    ------------    --------------    -------------
Loss before taxes                                                         (1,626)         (3,729)           (2,245)          (3,996)
Benefit from income taxes                                                   (633)         (1,460)             (892)          (1,574)
                                                                   --------------    ------------    --------------    -------------
Net loss                                                                   $(993)        $(2,269)         $ (1,353)        $ (2,422)
                                                                   ==============    ============    ==============    =============

Basic loss per share                                                       $(.17)        $  (.38)           $ (.23)        $   (.39)
                                                                   ==============    ============    ==============    =============
Weighted average basic shares outstanding                                  5,787           5,969             5,804            6,193
                                                                   ==============    ============    ==============    =============

Diluted loss per share                                                     $(.17)        $  (.38)           $ (.23)        $   (.39)
                                                                   ==============    ============    ==============    =============

Weighted average diluted shares outstanding                                5,787           5,969             5,804            6,193
                                                                   ==============    ============    ==============    =============

     As noted above, the Company has changed its reporting of PEO revenues to a net basis. A reconciliation of the restated amounts to the amounts previously reported is as follows.

                                                               (Unaudited)
                                                              Fourth Quarter               (Unaudited)
                                                                  Ended                     Year Ended
                                                                December 31,                December 31,
                                                             -----------------    -------------------------------

                                                                    2001               2002              2001
                                                             -----------------    --------------    -------------
Revenues:
  Restated professional employer service fees                        $  3,889          $ 12,558         $ 16,281
  Adjustment                                                           18,437            61,394           77,272
                                                             -----------------    --------------    -------------
  Professional employer services, as previously reported             $ 22,326          $ 73,952         $ 93,553
                                                             =================    ==============    =============
Cost of revenues:
  Restated direct payroll costs                                      $ 20,931          $ 71,515         $ 90,750
  Adjustment                                                           18,437            61,394           77,272
                                                             -----------------    --------------    -------------
  Direct payroll costs, as previously reported                       $ 39,368          $132,909         $168,022
                                                             =================    ==============    =============

     As a result of the Company's adoption of Statement of Financial Accounting Standard No. 142 - Goodwill and Other Intangible Assets, as of January 1, 2002, the Company ceased the amortization of goodwill.

Barrett Business Services, Inc.
News Release - 4th Quarter 2002
March 19, 2003



Operating results for the fourth quarter and the full year of 2001 included $454,000 and $1,783,000 of goodwill amortization, respectively.

     William W. Sherertz, President and Chief Executive Officer, commented that:
"In spite of the reduction in workers' compensation expense in the 2002 fourth quarter both in terms of dollars and as a percent of revenues, as compared to last year, we continue to be negatively affected by significantly higher claims costs in California. On a positive note, our strengthened branch management team is beginning to achieve increases in market share leading to improved revenue trends thus far in 2003, particularly in California."

     The Company also announced that it has reached an agreement in principle with its primary bank in connection with the scheduled renewal of its existing credit facility on April 30, 2003.

     The following summarizes the unaudited balance sheets at December 31, 2002 and December 31, 2001.

                                     ($ in thousands)
                                                                              December 31,         December 31,
                                                                                  2002                 2001
                                                                            ----------------     ----------------
                                          ASSETS
Current assets:
  Cash and cash equivalents                                                       $    96              $ 1,142
  Income taxes receivable                                                           1,923                    -
  Trade accounts receivable, net                                                   11,357               13,760
  Prepaid expenses and other                                                        1,040                1,022
  Deferred tax assets                                                               2,111                2,841
                                                                            ----------------     ----------------

       Total current assets                                                        16,527               18,765
Goodwill, net                                                                      18,749               18,749
Intangibles, net                                                                       59                  129
Property, equipment and software, net                                               5,167                6,084
Restricted marketable securities and workers' compensation deposits                 4,286                5,425
Deferred tax assets                                                                 1,445                2,268
Other assets                                                                        1,064                1,146
                                                                            ----------------     ----------------
                                                                                  $47,297              $52,566
                                                                            ================     ================

                           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt                                               $   434              $   708
  Line of credit payable                                                            3,513                3,424
  Accounts payable                                                                    834                  686
  Accrued payroll, payroll taxes and related benefits                               4,897                5,165
  Workers' compensation claim and safety incentive liabilities                      4,309                5,735
  Other accrued liabilities                                                           305                  389
                                                                            ----------------     ----------------
      Total current liabilities                                                    14,292               16,107
Long-term debt, net of current portion                                                488                  922
Customer deposits                                                                     443                  520
Long-term workers' compensation liabilities                                         2,492                3,515
Other long-term liabilities                                                           797                  968
Stockholders' equity                                                               28,785               30,534
                                                                            ----------------     ----------------
                                                                                  $47,297              $52,566
                                                                            ================     ================

Barrett Business Services, Inc.
News Release - 4th Quarter 2002
March 19, 2003

     On March 20, 2003, at 10:00 a.m. Pacific Time, William W. Sherertz will host an investor telephone conference call to discuss fourth quarter 2002 operating results. To participate in the call, dial (877)356-3717 shortly before 10:00 a.m. Pacific Time on March 20, 2003. A recording of the call will be available beginning March 20, 2003 at 12 noon and ending March 27, 2003 at 12 midnight. To listen to the recording, dial (800)642-1687 and enter conference identification code 9327905.

     Barrett Business Services, Inc. is a human resource management company with offices in seven states, which serve customers in approximately 15 states.

     Statements in this release about future events or performance are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, collectibility of accounts receivable, and availability of funding for working capital purposes, among others. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information.

                                      #####